SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          April 15, 2004
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                         NATIONAL SCIENTIFIC CORPORATION
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             (Exact name of registrant as specified in its charter)


         TEXAS                         000-28745                 86-0837077
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(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


14455 N. HAYDEN, SUITE 202, SCOTTSDALE, ARIZONA                   85260
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(Address of principal executive offices)                        (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (480) 948-8324
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                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On April 15, 2004, National Scientific Corporation issued a press release (the "Press Release") announcing an initial closing of a private placement of units through a placement agent, with aggregate gross proceeds of approximately $1.1 million. Each unit consists of one share of the Company's common stock and a warrant to purchase 0.75 shares of the Company's common stock. The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.1  Press release dated April 15, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL SCIENTIFIC CORPORATION


Date: April 15, 2004                        By: /s/ Michael A. Grollman
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                                              Michael A. Grollman
                                              Chief Executive Officer, Chairman



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